UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 2, 2012

SUNPEAKS VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54523 (Commission File Number)	27-0777112 (I.R.S. Employer Identification No.)

9337 Fraser Avenue Silver Spring, MD 20910 (Address of principal executive offices) (zip code)

(204) 898-8160 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement.

On May 2, 2012, we entered into a Marketing and Sponsorship Agreement with Hurricane Sports Properties, LLC.  Pursuant to the agreement, in exchange for cash consideration of $30,000 (increasing in subsequent  years), we will be marketing Clotamin through field level signage, program, website, and banner advertising for the University of Miami Hurricanes football games.

Section 9 – Financial Statements and Exhibits.

Item 9.01

 Financial Statements and Exhibits.

(d)

Exhibits

10.1	Marketing and Sponsorship Agreement with Hurricane Sports Properties, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunpeaks Ventures, Inc.

Dated: May 10, 2012	/s/ Mackie Barch
By: Mackie Barch
Its: President and Chief Executive Officer

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